UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): July 11, 2025

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2025, the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”) appointed Anthony Zingale as a Class I director with a term expiring at the Company’s 2028 Annual Meeting of Stockholders. Mr. Zingale was selected cooperatively pursuant to the terms of an agreement previously entered into among the Company and Vector Capital Management, L.P. and certain of its affiliates as of October 20, 2024 (the “Vector Agreement”), which was attached as Exhibit 10.1 to the current report on Form 8-K filed by the Company on October 23, 2024. Mr. Zingale was appointed to serve on the Board’s Nominating and Corporate Governance and Compensation Committees.
Mr. Zingale has over 40 years of experience in the technology industry serving at companies such as Jive Software, Mercury Interactive Corporation, Clarify, Inc., ON24, Inc. and Carbon Black, Inc.
Mr. Zingale will receive standard annual director fees and benefits, as well as an initial grant of equity under the Company’s Amended and Restated 2019 Stock Incentive Plan. Mr. Zingale’s initial grant of equity will include a grant of an option to purchase 400,000 shares of Company common stock, which option will vest in equal annual installments over three years following his appointment to the Board. Mr. Zingale is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company intends to enter into its form of director and executive officer indemnification agreement with Mr. Zingale, a copy of which has been filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 13, 2012.

Item 8.01. Other Events.
    On July 17, 2025, the Company issued a press release announcing the appointment of Mr. Zingale. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description
99.1	Press Release, issued July 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 17, 2025
LIVEPERSON, INC.
(Registrant)

By:    /s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel